Exhibit 25.1


                                    FORM T-1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(B)(2) _______

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                     UNITED STATES TRUST COMPANY OF NEW YORK (Exact name of
               trustee as specified in its charter)


                 New York                                13-3818954
      (Jurisdiction of incorporation                  (I.R.S. employer
       if not a U.S. national bank)                  identification No.)


           114 West 47th Street                          10036-1532
               New York, NY                              (Zip Code)
           (Address of principal
            executive offices)

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                    United States Trust Company of New York
                               114 West 47th St.
                            New York, NY 10036-1532
                                 (212) 852-1000
                         Attn: Corporate Trust Division

                    (Name, address, including zip code, and
                     telephone number, including area code,
                             of agent for service)

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                                     DynCorp
                (Exact name of obligor as specified in its charter)


                 Delaware                                36-2408747
     (State or other jurisdiction of                  (I.R.S. employer
      incorporation or organization)                 identification No.)


         2000 Edmund Halley Drive
              Reston, Virginia                            22091-3436
 (Address of principal executive offices)                (Zip Code)

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                    9-1/2% Senior Subordinated Notes Due 2007
                       (Title of the indenture securities)

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